Exhibit 77o

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               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                Scudder Strategic Income Trust
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                                           Security Purchased            Comparsion Security          Comparsion Security
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Issuer                                   JEFFERSON SMURFIT CORP          SILGAN HOLDINGS INC          KANSAS CITY SOUTHERN
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Underwriters                       Morgan Stanley, Bank of America,   DBAB, Morgan Stanley,       Morgan Stanley, Banc One,
                                   DBSI, JP Morgan, Salomon, Bank of  Salomon, Fleet Bank         DBSI, JP Morgan, Scotia
                                   New York, Scotia Capital, SG Cowen                             Capital
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
Years of continuous operation,                              > 3 years                   > 3 years                     > 3 years
including predecessors
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Security                                        SSCC 8.25%, 10/1/2012           SLGN 9%, 6/1/2009           KSU 7.5%, 6/15/2009
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Is the affiliate a manager or                              Co-Manager                  Co-Manager                    Co-Manager
co-manager of offering?
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Name of underwriter or dealer from                     Morgan Stanley                         N/A                           N/A
which purchased
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Firm commitment underwriting?                                     Yes                         Yes                           Yes
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Trade date/Date of Offering                                 9/10/2002                   4/23/2002                      6/5/2002
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Total dollar amount of offering                          $700,000,000                $200,000,000                  $200,000,000
sold to QIBs
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Total dollar amount of any                                         $0                          $0                            $0
concurrent public offering
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Total                                                    $700,000,000                $200,000,000                  $200,000,000
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Public offering price                                            $100                        $103                          $100
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Price paid if other than public                                   N/A                         N/A                           N/A
offering price
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Underwriting spread or commission                               1.50%                       1.75%                         1.75%
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Rating                                                           B2/B                        B1/B                       Ba2/BB-
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Current yield                                                   8.25%                       8.74%                         7.50%
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Total par value purchased                                     $55,000                         N/A                           N/A
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$ amount of purchase                                          $55,000                         N/A                           N/A
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% of offering purchased by fund                                 0.01%                         N/A                           N/A
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% of offering purchased by                                      0.47%                         N/A                           N/A
associated funds
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Total                                                           0.48%                         N/A                           N/A
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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                 Scudder Strategic Income Fund
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                                           Security Purchased            Comparison Security          Comparison Security
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Issuer                                   ENCORE ACQUISITION CO          COMPASS MINERALS GROUP        STEWART ENTERPRISES
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Underwriters                        DBSI, CSFB, BNP, Comercia Bank,   Credit Suisse, JP Morgan,  Bank of America, DBAB, Credit
                                       Fleet Bank, Fortis, Frost        Credit Lyonnais, DBAB       Lyonnais, Suntrust Bank
                                       Securities, Goldman Sachs,
                                             Wachovia Bank
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Years of continuous operation,                              > 3 years                   > 3 years                     > 3 years
including predecessors
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Security                                         EAC 8.375%,6/15/2012        COMPAS 10%,8/15/2011          STEI 10.75%,7/1/2008
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Is the affiliate a manager or                              Co-Manager                  Co-Manager                    Co-Manager
co-manager of offering?
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Name of underwriter or dealer from                               CSFB                         N/A                           N/A
which purchased
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Firm commitment underwriting?                                     Yes                         Yes                           Yes
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Trade date/Date of Offering                                 6/19/2002                  11/15/2001                     6/19/2001
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Total dollar amount of offering
sold to QIBs                                          $150,000,000.00             $250,000,000.00               $300,000,000.00
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Total dollar amount of any                                      $0.00                       $0.00                         $0.00
concurrent public offering
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Total                                                 $150,000,000.00             $250,000,000.00               $300,000,000.00
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Public offering price                                         $100.00                     $100.00                       $100.00
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Price paid if other than public                                   N/A                         N/A                           N/A
offering price
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Underwriting spread or commission                               2.50%                       2.60%                         2.75%
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Rating                                                           B2/B                        B3/B                          B2/B
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Current yield                                                   8.38%                      10.00%                        10.75%
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Total par value purchased                                     130,000                         N/A                           N/A
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$ amount of purchase                                      $130,000.00                         N/A                           N/A
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% of offering purchased by fund                                 0.09%                         N/A                           N/A
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% of offering purchased by                                      0.61%                         N/A                           N/A
associated funds
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Total                                                           0.70%                         N/A                           N/A
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